Exhibit 32.1

               CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
                            THE MIDDLEBY CORPORATION
              PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Selim A. Bassoul, President and Chief Executive Officer (principal executive officer) of The Middleby Corporation (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended July 3, 2004 of the Registrant (the "Report"), that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

      (2) The information contained in the Report fairly presents, in all material aspects, the financial `condition and results of operations of the Registrant.

Date:  August 17, 2004

                                                            /s/ Selim A. Bassoul
                                                            --------------------
                                                                Selim A. Bassoul